UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2012

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-16769	11-6040273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, 17th Floor, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with her previously announced retirement from Weight Watchers International, Inc. (the “Company”) effective June 29, 2012, Ann Sardini resigned as Chief Financial Officer of the Company and ceased serving as the Company’s principal financial officer and principal accounting officer, effective as of March 30, 2012. Effective March 30, 2012, the Company appointed, on an interim basis, David P. Kirchhoff, the Company’s President and Chief Executive Officer, as acting principal financial officer of the Company and Amy Kossover, the Company’s Senior Vice President Corporate Finance and Controller, as acting principal accounting officer of the Company. Biographical information for Mr. Kirchhoff and Ms. Kossover is set forth below:

David P. Kirchhoff. Mr. Kirchhoff, age 45, has been a director and the Company’s President and Chief Executive Officer since December 31, 2006. Mr. Kirchhoff has served and continues to serve as the Chief Executive Officer of WeightWatchers.com, Inc. (“WeightWatchers.com”) since rejoining WeightWatchers.com in June 2004. He also served as President of WeightWatchers.com from June 2004 until April 2008 and the Company’s Chief Operating Officer, Europe and Asia from September 2005 until December 2006. Prior to rejoining WeightWatchers.com, Mr. Kirchhoff served as Chief Financial Officer of the Enthusiast Media Group of Primedia, Inc., a print and digital content provider, from September 2003 to June 2004. Mr. Kirchhoff originally joined WeightWatchers.com in January 2000 as Senior Vice President, Strategy and Business Development, and served as Chief Financial Officer of WeightWatchers.com from January 2003 until his departure in August 2003. Prior to joining WeightWatchers.com in January 2000, he was Director of Corporate Strategy and Development for PepsiCo, Inc. Previously, Mr. Kirchhoff was a manager and consultant with The Boston Consulting Group in Washington, D.C. He holds a B.S. in Biomedical and Electrical Engineering from Duke University and an M.B.A. from the University of Chicago Graduate School of Business.

Amy Kossover. Ms. Kossover, age 50, has served as the Company’s Corporate Controller since August 2002 when she joined the Company. Ms. Kossover has served and continues to serve as Senior Vice President Corporate Finance of the Company since April 2006. She also served as Vice President Corporate Finance of the Company from March 2004 until April 2006. Prior to joining the Company, she served as Controller of Encompys, Inc., a financial services company, from 2001 to 2002 and, from 2000 to 2001, she served as Controller of VitaminShoppe.com. From 1996 to 2000, Ms. Kossover served in various financial management positions at the Children’s Television Workshop, the latest being Vice President, Corporate Controller. In addition, Ms. Kossover held a variety of finance positions at Avon Products, Inc. from 1989 to 1996. Previously, Ms. Kossover worked at the public accounting firm of Ernst & Young LLP. Ms. Kossover received a B.S. in Business Finance and Accounting from the Business School at the University of New York at Albany.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: April 4, 2012	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

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